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Exhibit 10.28











                            MJD COMMUNICATIONS, INC.


                             1995 STOCK OPTION PLAN


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                                  PLAN SUMMARY


                      The Plan is designed to advance the Company's interests by encouraging officers, directors and Employees to acquire a proprietary interest in the Company. It provides that an aggregate of 5,684 Shares of the Company's Class A Voting Common Stock may be optioned to officers, directors and Employees. Options granted under the Plan may be Incentive Stock Options, which qualify for favorable federal income tax treatment, or Nonstatutory Stock Options. The Administrator is entitled to select the individuals to whom such options will be granted and to determine whether the options will be Incentive Stock Options or Nonstatutory Stock Options.

                      To meet the statutory requirements for Incentive
Stock Options under Internal Revenue Code Section 422, the Plan provides that the purchase price of the optioned stock must be fixed at no less than the fair market value of the Company's Class A Voting Common Stock as of the time the Option is granted (or in the case of a Participant who beneficially owns more than ten percent (10%) of the Company's outstanding shares of capital stock, no less than one hundred ten percent (110%) of the fair market value of the Company's Class A Voting Common Stock as of the time the Option is granted). To the extent that the aggregate fair market value of stock with respect to which Incentive Stock Options are exercisable by a Participant for the first time in any one calendar year exceeds $100,000.00, options for such shares shall not be considered Incentive Stock Options. Incentive Stock Options granted under the Plan are nontransferable (other than by will or the laws of descent and distribution) and may not be exercised more than ten years (five years in the case of a Participant who beneficially owns more than ten percent (10%) of the Company's outstanding shares of capital stock) after the date they are granted.

                      The Company will receive no cash consideration for granting Options under the Plan. However, when an Option is exercised, the holder is required to pay the Option Price for the number of shares of stock to be issued under the exercised Option.

                      The Plan will be administered by the Administrator and will terminate five years after the earlier of the date it is adopted by the Board of Directors or the date it is approved by the Company's stockholders, unless earlier terminated by the Administrator.


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                            MJD COMMUNICATIONS, INC.

                             1995 STOCK OPTION PLAN

                                    SECTION 1

                                   DEFINITIONS


                      As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

                      (a) "Act" means the Securities Act of 1933, as amended.

                      (b) "Administrator" means the Board or the Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 3 of the Plan.

                      (c) "Board" means the Board of Directors of the Company.

                      (d) "Code" means the Internal Revenue Code of 1986, as amended.

                      (e) "Committee" means the committee appointed by the Board in accordance with Section 3 of the Plan.

                      (f) "Company" means MJD Communications, Inc., a Delaware corporation.

                      (g) "Disinterested Person" shall have the meaning assigned to this phrase in Rule 16b-3 of the Securities and Exchange Commission adopted under the Exchange Act.

                      (h) "Employee" means an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Company.

                      (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                      (j) "Fair Market Value" of Shares shall mean (i) if the Shares are not publicly traded on the day in question, the fair market value of the Shares on the day in question as determined and set forth in writing by the Administrator (who, in making such determination, shall make a good faith effort to establish the true fair market value of the Shares as of such date using such methods as the Administrator may deem appropriate, including independent appraisals, and taking into consideration any requirements set forth in the Code or the regulations thereunder) or (ii) if the Shares are publicly traded on the day in question, the closing price of the Shares on the day in question. The closing price shall be the last reported sale price on the New York Stock Exchange or, if the Shares are not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the highest closing bid and asked prices as reported by NASDAQ's National Market System.

                      (k) "Incentive Stock Option" means an Option for Shares which qualifies for treatment pursuant to Section 422 of the Code.

                      (l) "Incentive Stock Option Agreement" means the agreement described in Section 6.1 between the Company and any Optionee under which the Optionee may purchase Shares hereunder.

                      (m) "Nonstatutory Stock Option" shall mean an option not described in Section 422(b), 423(b) or 424(c)(3)(B) of the Code.

                      (n) "Nonstatutory Stock Option Agreement" means the agreement described in Section 6.1 hereof between the Company and any Optionee under which the Optionee may purchase Shares hereunder.

                      (o) "Option" means an option to purchase a Share pursuant to the provisions of this Plan.

                      (p) "Optionee" means an officer or employee to whom an Option has been granted hereunder.

                      (q) "Option Price" means the price per share of the Shares subject to each Option as provided in Section
6.3.

                      (r) "Option Term" means the period of time during which an Option may be exercised.

                      (s) "Parent" shall have the meaning assigned to that term under Section 424 of the Code.

                      (t) "Plan" means the MJD Communications, Inc. 1995 Stock Option Plan, the terms of which are set forth herein.


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                      (u)      "Share" or "Shares" means Class A Voting
Common Stock of the Company, par value $.01 per share, or, in the event that the outstanding Shares are hereafter changed into or exchanged for different shares or securities of the Company or some other corporation or other entity, such other shares or securities.

                      (v) "Subsidiary" shall have the meaning assigned to that term under Section 424 of the Code.

                      (w) "Total and Permanent Disability" means the inability of an Employee, director or officer to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.

                                    SECTION 2

                                    THE PLAN

                      2.1. NAME. This Plan shall be known as the "MJD Communications, Inc. 1995 Stock Option Plan".

                      2.2. PURPOSE. The purpose of this Plan is to advance the interests of the Company and its stockholders by affording officers, directors and Employees of the Company an opportunity to acquire or increase their proprietary interest in the Company by the grant to such individuals of Options under the terms set forth herein. By thus encouraging such individuals to acquire or increase their proprietary interest in the Company, the Company seeks to attract, motivate and retain those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the Company in large measure depends.

                      2.3. INTENTION. It is intended that the Options issued under this Plan in accordance with the rules set forth herein applicable to Incentive Stock Options qualify as Incentive Stock Options, and the terms of this Plan shall be interpreted in accordance with such intention.

                                    SECTION 3

                                 ADMINISTRATION

                      3.1. ADMINISTRATION. The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by the Committee, acting as the Administrator.


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The Committee shall be appointed by the Board, in a manner consistent with the
Company's bylaws, and shall consist of not less than two (2) members of the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board may appoint one (1) of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

                      The Administrator shall from time to time at its discretion select the officers, directors and Employees who are to be granted Options, determine the number of Shares subject to Options to be granted to each Optionee and designate such Options either as Incentive Stock Options or Nonstatutory Stock Options. The interpretation and con struction by the Administrator of any provisions of the Plan or of any Option granted thereunder shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

                      If any Shares are registered under Section 12 of the Exchange Act, then notwithstanding the first or second sentence of the immediately preceding paragraph, after such registration the grant of any Option under the Plan to any person who shall be an officer or director (as defined in Section 16 of the Exchange Act) of the Company at the time of such grant shall only be made either (i) with the approval of the Board if all of its members are Disinterested Persons or (ii) with the approval of the Committee if all of the members of the Committee are Disinterested Persons.

                                    SECTION 4

                                  PARTICIPATION

                      4.1. ELIGIBILITY. The Optionees shall be such persons (collectively, "Participants"; individually a "Participant") as the Administrator may select from among the following classes of persons, subject to the terms and conditions of Section 4.2 below:

                               (a)      officers or directors of the Company;
                                        and

                               (b)      Employees of the Company.


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                      Only Employees of the Company shall be eligible to
receive Incentive Stock Options.

                      4.2. TEN-PERCENT STOCKHOLDERS. A Participant who beneficially owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or of its Parent or Subsidiary corporations shall not be eligible to receive an Incentive Stock Option unless (i) the Option Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

                               (a)      STOCK OWNERSHIP. For purposes of this
Section 4.2, in determining stock ownership, a Participant's beneficial ownership of any class of outstanding stock of the Company or of its Parent or Subsidiary corporations shall be determined as provided in Rule 16a-1(a) of the Securities and Exchange Commission adopted under the Exchange Act, and in any event (i) such Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants; (ii) stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries; and
(iii) stock with respect to which such Participant holds an Option shall not be counted.

                               (b)      OUTSTANDING STOCK. For purposes of this
Section 4.2, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

                                    SECTION 5

                             SHARES SUBJECT TO PLAN

                      5.1. SHARES AVAILABLE FOR OPTIONS. Subject to adjustment pursuant to the provisions of Section 5.2 hereof, the total number of Shares which may be issued upon the exercise of all Options shall not exceed 5,684 Shares. Such Shares may be either authorized and unissued Shares or issued Shares which have been reacquired by the Company. If any Option shall expire or terminate for any reason without having been exercised in full, new Options may be granted covering Shares originally set aside for the exercise of such expired or terminated Option.


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                      5.2.     ADJUSTMENTS. If the outstanding Shares of the
Company are subdivided, consolidated, increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue Shares as a dividend or upon a stock split, the number and kind of Shares available for purposes of the Plan and all Shares subject to the unexercised portion of any Options theretofore granted and the Option Price of such Options shall be appropriately adjusted to prevent dilution or enlargement of rights. However, any such adjustment in outstanding Options shall be made without change in the total Option Price applicable to the unexercised portion of any outstanding Options. Adjustments under this Section
5.2 shall be made by the Administrator, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. In computing any adjustment under this Section 5.2, any fractional Share which might otherwise become subject to an Option shall be eliminated.

                                    SECTION 6

                                     OPTIONS

                      6.1. OPTION GRANT AND AGREEMENT. Each Option grant shall be evidenced by a written Incentive Stock Option Agreement or Nonstatutory Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Agreement shall set forth the number of Options granted, the Option Price, the Option Term and such other terms and conditions as may be determined appropriate by the Administrator, provided that such terms and conditions are consistent with the Plan. The Incentive Stock Option Agreement or Nonstatutory Stock Option Agreement shall incorporate this Plan by reference and provide that any inconsistencies or disputes shall be resolved in favor of the Plan language.

                      6.2. OPTION CONDITIONS RELATING TO INCENTIVE STOCK OPTIONS. Each Incentive Stock Option shall be subject to the following conditions, which conditions shall be stated within the applicable Incentive Stock Option Agreement. Any Option which does not comply with these provisions shall not be considered an Incentive Stock Option and shall not be considered as issued under this Plan unless it is a Nonstatutory Stock Option:

                                (a) To the extent that the aggregate Fair Market Value of shares (determined as of the time an Option is granted) exercisable for the first time by an Optionee during any calendar year under this Plan and all


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              similar plans maintained by the Company or its Parent or
              Subsidiary corporations exceeds $100,000.00, options for such shares shall be treated as options that are not Incentive Stock Options. For purposes of this provision, Incentive Stock Options shall be taken into account in the order in which they were granted.

                                (b) Incentive Stock Options granted to an Optionee may be exercised in any order, so that an Optionee may exercise an Incentive Stock Option if another Incentive Stock Option, granted to him at an earlier time, remains outstanding.

                                (c)     No Incentive Stock Option may be
              assigned or transferred by an Optionee other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, the Incentive Stock Option may be exercised only by the Optionee. Transfer of an Incentive Stock Option by will or by the laws of descent and distribution shall not be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Option.

                      Nonstatutory Stock Options are not subject to the statutory requirements set forth in (a), (b) or (c) above.

                      6.3. OPTION PRICE. The Option Price with respect to all Options granted under this Plan shall be determined by the Administrator, subject to any limitations imposed by this Plan. The Option Price for an Incentive Stock Option shall not be less than the Fair Market Value of Shares on the date the Incentive Stock Option is granted and, in the case of an Incentive Stock Option granted to an Optionee described in Section 4.2 hereof, the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

                      6.4. OPTION TERM. The Option Term with respect to all Options granted under this Plan shall be determined by the Administrator, subject to any limitations imposed by this Plan, but with respect to Incentive Stock Options shall not be more than ten years from the date such Option is granted and, in the case of an Incentive Stock Option granted to an Optionee described in Section 4.2 hereof, shall not be more than five years from the date such Option is granted. Options may be subject to earlier termination as provided in this Plan.


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                      6.5.     LIMITATIONS ON EXERCISE OF OPTIONS.
Notwithstanding anything contained in this Plan to the contrary:

                               (a) Options may not be exercised until the Plan has been ratified by the stockholders as provided in Section 9.5.

                               (b) Options shall be exercised in full or in such equal or unequal installments as the Administrator shall determine; provided that if an Optionee does not purchase all of the Shares which the Optionee is entitled to purchase on a certain date or within an established installment period, the Optionee's right to purchase any unpurchased Shares shall continue during the Option Term (taking into account any early termination of such Option Term which may be provided for under the Plan).

                               (c)      If any Shares are registered under
              Section 12 of the Exchange Act, all Options granted thereafter to an officer or director (as defined in Section 16 of the Exchange
              Act) of the Company shall be subject to the limitation that such Options shall not be exercised within six (6) months from the date of grant.

                      6.6. METHOD OF EXERCISING OPTIONS; WITHHOLDING TAX. Options shall be exercised by a written notice, delivered to the Company at its principal office in Charlotte, North Carolina, specifying the number of Shares to be purchased and tendering payment in full for such Shares. Payment may be tendered in cash or by certified, bank cashier's or teller's check or by Shares (valued at fair market value as of the date of tender), or some combination of the foregoing. In the event all or part of the Option Price is paid in Shares, any excess of the value of such Shares over the Option Price will be returned to the Optionee as follows: (i) any whole Share remaining in excess of the Option Price will be returned in kind, and may be represented by one or more share certificates; and (ii) any partial Shares remaining in excess of the Option Price will be returned in cash.

                      In the event the Company determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, the Optionee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements. Payment of such withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of the Optionee, (iii) by the Company not issuing such number

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of Shares subject to the Option as have a Fair Market Value at the time of exercise equal to the amount to be withheld or (iv) any combination of (i), (ii) and (iii) above. If (a) any Shares are registered under Section 12 of the Exchange Act, (b) the Optionee is an officer or director (as defined in Section 16 of the Exchange Act) of the Company subject to Section 16(b) of the Exchange Act and (c) such payment is made with Shares acquired by the Optionee upon the exercise which gives rise to such withholding, an election under the preceding sentence (x) must be irrevocable and with respect to all Shares covered by the Option subject to the election, provided, however, that such election may be changed through another irrevocable election that takes effect at least six months after the prior election; or (y) may be made during the period beginning on the third business day following the date of release of quarterly and annual summary statements of sales and earnings as provided by Rule 16b-3(e)(3) of the Securities and Exchange Commission and ending on the twelfth (12th) business day following such date and only if such period occurs before the date the Company requires payment of the withholding tax. The election need not be made during the ten-day window period if counsel to the Company determines that compliance with such requirement is unnecessary.

                      6.7. RIGHTS IN THE EVENT OF SALE, MERGER OR OTHER REORGANIZATION. Except as expressly provided in Section 5.2 and this Section 6.7, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Option Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets. In any such event (other than a merger in which the Company is the surviving corporation and under the terms of which the shares of Class A Voting Common Stock outstanding immediately prior to the merger remain outstanding and unchanged), all rights of the Optionee with respect to the unexercised portion of any Option shall wholly and completely terminate and all Options shall be cancelled at the time of any such merger, consolidation, sale or transfer of assets, liquidation or dissolution, except to

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the extent that any agreement or undertaking of any party to any such merger, consolidation, or sale or transfer of assets, or any plan pursuant to which such liquidation or dissolution is effected, shall make specific provision with respect to the Plan and the rights of Optionees with respect to Options granted thereunder. Notwithstanding the foregoing, the holder of any such Option or right theretofore granted and still outstanding shall have the right immediately prior to the effective date of such merger, consolidation, sale or transfer of assets, liquidation or dissolution to exercise such Option in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option or right; PROVIDED, that any conditions precedent to such exercise set forth in the Incentive Stock Option Agreement or Nonstatutory Stock Option Agreement referred to in Section 6.1 above, other than the passage of time, have occurred. In no event, however, may any Incentive Stock Option which becomes exercisable pursuant to this Section 6.7 be exercised, in whole or in part, later than the date preceding the tenth anniversary date of the grant thereof.

                      6.8.     RIGHTS IN THE EVENT OF DEATH.  If an
Optionee's employment or service with the Company is terminated on account of death, the person or persons who shall have acquired the right, by will or by the laws of descent and distribution, to exercise the Optionee's Options shall continue to have (subject to Sections 6.2 and 6.5 above) the right, for a period which shall not exceed the earlier of the remaining Option Term (taking into account any earlier termination date provided by the Plan) or one year from the date of such Optionee's death, to exercise any Options which such Optionee would have been entitled to exercise on the date of such Optionee's death. At the expiration of such one year period, or such earlier time as may be applicable, any such Options which remain unexercised shall expire. In no event may any Options be exercised that could not have been exercised by an Optionee on the date of such Optionee's death.

                      6.9. RIGHTS IN THE EVENT OF TOTAL AND PERMANENT DISABILITY. If an Optionee's employment or service with the Company is terminated on account of Total and Permanent Disability, the Optionee shall have (subject to Sections 6.2 and 6.5 above) the right, for a period which shall not exceed the earlier of the remaining Option Term (taking into account any earlier termination date provided by the Plan) or one year from the date of such Optionee's Total and Permanent Disability, to exercise any Options which such Optionee would have been entitled to exercise on the date of such Optionee's Total and Permanent Disability. At the expiration of such one year period, or such earlier time as may be applicable, any such Options which remain unexercised shall expire. In no event may any Options be exercised that could not have been exercised by an Optionee on the date of such Optionee's Total and Permanent Disability.

                      6.10 RIGHTS IN THE EVENT OF TERMINATION OF SERVICE OR EMPLOYMENT. In the event that an Optionee's service or employment with the Company terminates, other than by reason of death or Total and Permanent Disability or termination for cause, the Optionee shall have (subject to Sections 6.2 and 6.5 above) the right, for a period which shall not exceed the earlier of the remaining Option Term (taking into account any earlier termination date provided by the Plan) or three months from such termination of service or employment, to exercise any Options which such Optionee would have been entitled to exercise on the date of such Optionee's termination. At the expiration of such three month period, or such earlier time as may be applicable, any such Options which remain unexercised shall expire. In no event may any Options be exercised that could not have been exercised by an Optionee on the date of such Optionee's termination of service or employment. Notwithstanding the foregoing, if an Optionee's service or employment is terminated for cause, the Company may notify the Optionee that any Options not exercised prior to such termination are cancelled. For purposes hereof, a termination of service or employment for cause shall include, but not be limited to, dismissal as a result of (i) Optionee's conviction of any crime or offense involving money or other property of the Company or its subsidiaries or affiliates or which constitutes a felony in the jurisdiction involved; (ii) Optionee's gross negligence, gross incompetence or willful misconduct in the performance of his or her duties; or (iii) Optionee's willful failure or refusal to perform his or her duties.

                                    SECTION 7

                       SHARES ISSUED PURSUANT TO AN OPTION

                      7.1. ISSUANCE OF CERTIFICATES. The Company shall not be required to issue or deliver any certificate for Shares purchased upon the exercise of any Option, or any portion thereof, prior to fulfillment of all of the following applicable conditions:

                               (a) The admission of such Shares to listing on all stock exchanges or markets on which the Shares are then listed to the extent such admission is necessary;


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                               (b)      The completion of any registration or
              other qualification of such Shares under any federal or state securities laws or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Board shall in its sole discretion deem necessary or advisable, or the determination by the Board in its sole discretion that no such registration or qualification is required;

                               (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Board shall, in its sole discretion, determine to be necessary or advisable; and

                               (d) The lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

                      7.2.     COMPLIANCE WITH SECURITIES AND OTHER LAWS.
In no event shall the Company be required to sell, issue or deliver Shares pursuant to Options if in the opinion of the Board the issuance thereof would constitute a violation by either the Optionee or the Company of any provision of any law or regulation of any governmental authority or any securities exchange. As a condition of any sale or issuance of Shares pursuant to Options, the Company may place legends on the Shares, issue stop-transfer orders and require such agreements or undertakings from the Optionee as the Company may deem necessary or advisable to assure compliance with any such law or regulation, including if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares acquired by the Optionee will be made unless registered pursuant to applicable federal and state securities laws or unless, in the opinion of counsel to the Company, such registration is unnecessary.

                      7.3. REQUIREMENTS IN THE EVENT OF A DISPOSITION OF SHARES. Any Optionee, or person representing such Optionee, who sells, exchanges, transfers or otherwise disposes of any Shares acquired pursuant to the exercise of an Option (other than Shares sold or otherwise transferred to the Company) within two years following the grant of such Option or within one year following the actual transfer of such Shares to the Optionee, shall be obligated to notify the Company in writing of the date of disposition, the number of Shares so disposed and the amount of consideration received as a result of such disposition. The Company shall have the right to take whatever

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reasonable action it deems appropri ate against an Optionee, including early termination of any Options which remain outstanding, in order to recover any additional taxes the Company incurs as a result of such disposition or of Optionee's failure to so notify the Company.

                                    SECTION 8

                 TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

                      8.1.     BOARD TERMINATION, AMENDMENT AND MODIFICATION
OF PLAN. The Board may at any time amend, modify or terminate the Plan; PROVIDED, HOWEVER, that no such action of the Board, without approval of the stockholders of the Company (in the same manner as provided in Section 9.5), may:
                               (a)      Change the benefits accruing to
              Participants under the Plan;

                               (b) Change the number of Shares which may be issued under the Plan;

                               (c)      Modify the requirements as to
              eligibility for participation in the Plan;

                               (d) Change the Option Price with respect to any outstanding Option other than to change the manner of determining the Fair Market Value of the Shares to conform with any then applicable provisions of the Code or regulations or rulings thereunder; or

                               (e)      Amend this Section 8.1 to defeat its
              purpose.

                      8.2. PLAN TERMINATION. Unless terminated earlier as provided in Section 8.1, the Plan shall terminate five years from the date it is adopted by the Board or, if earlier, five years from the date it is approved by stockholders of the Company, and no Option shall be granted under this Plan after such date.

                      8.3.     EFFECT OF TERMINATION, AMENDMENT OR
MODIFICATION OF PLAN. Notwithstanding Sections 8.1 and 8.2, no termination, amendment or modification of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or a person who shall have acquired the right to exercise the Option by will or the laws of descent and distribution.

                                    SECTION 9

                                  MISCELLANEOUS

                      9.1. NO EMPLOYMENT RIGHTS. Nothing in the Plan or in any Option granted hereunder or in any Incentive Stock Option Agreement or Nonstatutory Stock Option Agreement relating thereto shall confer upon any individual the right to continue in the service or employ of the Company.

                      9.2. BINDING EFFECT. The Plan shall be binding upon the successors and assigns of the Company and upon persons who acquire the right to exercise Options issued hereunder by will or through the laws of descent and distribution.

                      9.3. SINGULAR, PLURAL, GENDER. Whenever used herein, except where the context clearly indicates to the contrary, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

                      9.4. HEADINGS. Headings of the Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

                      9.5. EFFECTIVE DATE; RATIFICATION BY STOCKHOLDERS. This Plan shall become effective upon its adoption by the Board but is subject to the ratification and approval by the affirmative vote of the holders of a majority of the Company's outstanding shares of voting capital stock within 12 months following such adoption. If this Plan is not so approved by the stockholders this Plan shall become null and void and of no force or effect. Any Options granted pursuant to the Plan may not be exercised until the Plan shall have been ratified and approved by the stockholders pursuant to this Section 9.5.

                      9.6. RIGHTS AS STOCKHOLDER. An Optionee shall have no rights as a stockholder with respect to any Shares subject to such Option prior to the purchase of such Shares by exercise of such Option as provided herein.

                      9.7. APPLICABLE LAW. This Plan and the Options granted hereunder shall be interpreted, administered and otherwise subject to the laws of the State of New York (disregarding choice-of-law provisions), except to the extent that the General Corporation Law of the State of Delaware shall govern.

                            MJD COMMUNICATIONS, INC.
                             1995 STOCK OPTION PLAN

                                TABLE OF CONTENTS



                                                                                          Page
SECTION 1      DEFINITIONS.................................................................  1

SECTION 2      THE PLAN....................................................................  3
     2.1.      Name........................................................................  3
     2.2.      Purpose.....................................................................  3
     2.3.      Intention...................................................................  3

SECTION 3      ADMINISTRATION..............................................................  3
     3.1.      Administration..............................................................  3

SECTION 4      PARTICIPATION...............................................................  4
     4.1.      Eligibility.................................................................  4
     4.2.      Ten-Percent Stockholders....................................................  4

SECTION 5      SHARES SUBJECT TO PLAN......................................................  5
     5.1.      Shares Available for Options................................................  5
     5.2.      Adjustments.................................................................  5

SECTION 6      OPTIONS.....................................................................  6
     6.1.      Option Grant and Agreement..................................................  6
     6.2.      Option Conditions Relating to Incentive
               Stock Options...............................................................  6
     6.3.      Option Price................................................................  7
     6.4.      Option Term.................................................................  7
     6.5.      Limitations on Exercise of Options..........................................  7
     6.6.      Method of Exercising Options;
               Withholding Tax.............................................................  8
     6.7.      Rights in the Event of Sale, Merger or
               Other Reorganization........................................................  9
     6.8.      Rights in the Event of Death................................................ 10
     6.9.      Rights in the Event of Total and
               Permanent Disability........................................................ 10
     6.10.     Rights in the Event of Termination of
               Service or Employment....................................................... 10

SECTION 7      SHARES ISSUED PURSUANT TO AN
               OPTION...................................................................... 11
     7.1.      Issuance of Certificates.................................................... 11
     7.2.      Compliance with Securities and Other
               Laws........................................................................ 12
     7.3.      Requirements in the Event of a
               Disposition of Shares....................................................... 12



SECTION 8      TERMINATION, AMENDMENT AND
               MODIFICATION OF PLAN........................................................ 13
     8.1.      Board Termination, Amendment and
               Modification of Plan........................................................ 13
     8.2.      Plan Termination............................................................ 13
     8.3.      Effect of Termination, Amendment or
               Modification of Plan........................................................ 13

SECTION 9      MISCELLANEOUS............................................................... 14
     9.1.      No Employment Rights........................................................ 14
     9.2.      Binding Effect.............................................................. 14
     9.3.      Singular, Plural, Gender.................................................... 14
     9.4.      Headings.................................................................... 14
     9.5.      Effective Date; Ratification by
               Stockholders................................................................ 14
     9.6.      Rights as Stockholder....................................................... 14
     9.7.      Applicable Law.............................................................. 14



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

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